Consulting Group
Capital Markets Funds
High Yield Investments Ticker: THYUX
Summary Prospectus   »   January 1, 2014, as updated February 14, 2014 and September 5, 2014
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2014, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.morganstanley.com/cgcm. You can also get this information at no cost by calling 1-888-454-3965 or by sending an e-mail request to client.field.services@morganstanley.com.
Investment objective
A high level of current income primarily through investment in below-investment grade debt securities.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment in the applicable Morgan Stanley-sponsored investment advisory program)
Maximum annual fees in the TRAK® CGCM and Consulting Group Advisor investment advisory programs (as a percentage of average quarter-end net assets)	2.00%
Maximum annual fees in the Select UMA investment advisory program (as a percentage of average quarter-end net assets)	2.50%
Maximum annual fees in the Portfolio Management investment advisory program (as a percentage of average quarter-end net assets)	3.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.93%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are calculated based upon total annual Fund operating expenses including the maximum annual fee for the applicable Morgan Stanley-sponsored investment advisory program through which you invest. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
For Fund investments made through the TRAK® CGCM or Consulting Group Advisor investment advisory programs:
After 1 year	After 3 years	After 5 years	After 10 years
$296	$907	$1,543	$3,252
For Fund investments made through the Select UMA investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$346	$1,053	$1,784	$3,712
For Fund investments made through the Portfolio Management investment advisory program:
After 1 year	After 3 years	After 5 years	After 10 years
$395	$1,198	$2,018	$4,147
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in
Consulting Group Capital Markets1

the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield fixed income securities of corporate issuers located in the United States rated below investment grade by two or more nationally recognized statistical rating organizations (commonly called “junk bonds”), or, if unrated, of equivalent quality as determined by the Sub-advisers. These securities include all types of debt obligations, such as corporate bonds and notes and collateralized mortgage obligations. The Fund may invest up to 20% of its assets in securities of issuers located in developed and emerging market foreign countries. The Fund also may invest up to 20% of its assets in equity and equity-related securities, including common stock, convertible securities, preferred stock, warrants and rights. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
Credit quality. The Fund invests primarily in high yield securities or junk bonds.
Duration. The Fund’s average portfolio duration, as calculated by the Sub-advisers, ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Individual securities may be of any maturity.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a “Sub-adviser,” collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.
Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:
➤ Market risk, which is the risk that bond prices decline overall. Markets are volatile and can decline significantly in response to real or perceived adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
➤ Equity risk, which is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.
➤ Interest rate risk, which is the risk that interest rates rise and fall over time. When interest rates are low, the Fund’s yield and total return also may be low. When interest rates rise, bond prices generally fall, which might cause the Fund’s share price to fall. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
➤ Credit risk, which means the Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money. Non-investment grade securities (sometimes called “high yield securities” or “junk bonds”) involve greater risks of default or downgrade, are more volatile and may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity, which could substantially adversely affect the market value of the securities.
➤ Prepayment and extension risks, which means a debt obligation may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.
➤ Mortgage-backed securities risk, exists when the Fund invests in mortgage-backed securities, which represent an interest in a pool of mortgages. Mortgage backed securities are subject to prepayment and extension risk as well as the risk that underlying borrowers will be unable to meet their obligations.
➤ Asset-backed securities risk, exists when the Fund invests in asset-backed securities which are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Asset-backed securities are subject to many of the same risks as mortgage-backed securities including prepayment and extension risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
➤ Liquidity risk, exists when securities are difficult or impossible for the Fund to sell at the time and the price that the Fund would like due to a limited market or to legal restrictions. These securities may also need to be fair valued.
➤ Foreign investment risk, which means risks unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
➤ Emerging markets risk, emerging markets countries, which are generally defined as countries that may be represented in a market index such as the MSCI Emerging Markets Index or having per capita income in the low to middle ranges, as determined by the World Bank. In addition to foreign investment and currency risks, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. Emerging market securities may present market, credit, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
➤ Currency risk, which refers to the risk that as a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, the U.S. dollar will decline in value relative to the currency hedged.
➤ Securities lending risk, which includes the potential insolvency of a borrower and losses due to the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
➤ Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform. This risk is common for all actively managed funds.
➤ Multi-manager risk, which is the risk that the investment styles of the Sub-advisers may not complement each other as expected by the Manager. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
2Consulting Group Capital Markets

➤ Issuer risk, which is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
For more information on the risks of investing in the Fund please see the “Fund details” section in the Prospectus.
Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in Morgan Stanley-sponsored investment advisory programs. These programs charge an annual fee, which may be up to 3.00% depending on the particular program through which you invest (see Shareholder Fees above). The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.morganstanley.com/cgcm.
Annual total returns (%) as of December 31, 2012
High Yield Investments
Fund’s best and worst calendar quarters
Best: 21.79% in 2nd quarter 2009
Worst: (19.89)% in 4th quarter 2008
Year-to-date: 4.48% (through 3rd quarter 2013)
Average Annual Total Returns (for the periods ended December 31, 2012)
Inception Date: 7/13/1998	1 year	5 years	10 years
Fund (without advisory program fee)
Return Before Taxes	15.64%	8.89%	8.71%
Return After Taxes on Distributions	12.81%	5.47%	5.58%
Return After Taxes on Distributions and Sale of Fund Shares	10.07%	5.48%	5.57%
Barclays Capital U.S. High Yield Index (reflects no deduction for expenses or taxes)	15.81%	10.34%	10.62%
Lipper High Current Yield Bond Funds Average	14.67%	8.03%	8.90%
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Barclays Capital U.S. High Yield Index, a broad-based market measure of high yield bonds, commonly known as “junk bonds.” The benchmark is designed to mirror the investible universe of the dollar-denominated high yield debt market. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
The Fund also compares its performance to the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is comprised of funds that, by Fund practice, aim at high current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.
Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. Subject to Board review, the Manager selects and oversees professional money managers (the Sub-advisers) who are responsible for investing the assets of the Fund.  The Sub-advisers are selected based primarily upon the research and recommendation of the Manager, which includes a quantitative and qualitative evaluation of a Sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.  The Manager allocates and, when appropriate, reallocates the Fund’s assets among the Sub-advisers, continuously monitors and evaluates Sub-adviser performance (including trade execution), performs other due-diligence functions (such as an assessment of changes in personnel or other developments at the Sub-advisers), and oversees Sub-adviser compliance with the Fund’s investment objectives, policies and guidelines.  The Manager also monitors changes in market conditions and considers whether changes in the allocation of Fund assets or the lineup of Sub-advisers should be made in response to such changes in market conditions.  Sub-advisers may also periodically recommend changes or enhancements to the Fund’s investment objectives, policies and guidelines, which are subject to the approval of the Manager and may also be subject to the approval of the Board.
Sub-advisers and portfolio managers
PENN Capital Management Co., Inc. (“PENN Capital”)
Western Asset Management Company (“WAMCo”)
Portfolio Manager	Fund’s Portfolio Manager Since
Richard A. Hocker, Founder and Chief Investment Officer — PENN Capital	2006
Eric J. Green, CFA®, Senior Managing Partner, Director of Research and Senior Portfolio Manager — PENN Capital	2006
S. Kenneth Leech, Chief Investment Officer—WAMCo	2014
Michael C. Buchanan, CFA®, Portfolio Manager—WAMCo	2005
Purchase and sale of Fund shares
Purchases of shares of the Fund must be made through a brokerage account maintained with Morgan Stanley. You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchange (“NYSE”) is open by contacting your Morgan Stanley Financial Advisor.
Consulting Group Capital Markets3

➤ The minimum initial aggregate investment in TRAK® CGCM is $5,000.
➤ The minimum initial aggregate investment in the Select UMA, Consulting Group Advisor or Portfolio Management investment advisory programs is $25,000.
➤ The minimum investment in the Fund is $100.  In other words, in order to invest in the Fund through your Morgan Stanley-sponsored investment advisory program, you must allocate at least $100 of your investment advisory program assets to the Fund.
➤ There is no minimum on additional investments in the Fund or the applicable investment advisory program through which you invest.
➤ Each of the Fund and the Morgan Stanley-sponsored investment advisory programs through which investments in the Fund are offered may vary or waive these investment minimums at any time.
For more information about the Morgan Stanley-sponsored investment advisory programs, see the About the Funds section of the statutory Prospectus.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.
Payments to financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Investment Company Act File No. 811-06318
®2014 Morgan Stanley Smith Barney LLC
(“MSSB”). CGAS is an affiliate of MSSB.
TK2088-8              9/14
4Consulting Group Capital Markets